FQF TRUST

AGFiQ U.S. Market Neutral Momentum Fund

AGFiQ U.S. Market Neutral Value Fund

AGFiQ U.S. Market Neutral Size Fund

AGFiQ U.S. Market Neutral Anti-Beta Fund

AGFiQ Hedged Dividend Income Fund

AGFiQ Equal Weighted Value Factor Fund

AGFiQ Equal Weighted Low Beta Factor Fund

AGFiQ Equal Weighted High Momentum Factor Fund

(the “AGFiQ Funds”)

Supplement Dated May 7, 2019

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, dated October 31, 2019 for the AGFiQ Funds.

This supplement provides updated information beyond that contained in the Prospectus and SAI for the AGFiQ Funds and should be read in conjunction with the Prospectus and SAI.

Effective May 6, 2019, the investment adviser to the AGFiQ Funds, FFCM LLC, changed its name to AGF Investments LLC. All references to FFCM LLC in the Prospectus and SAI are replaced with AGF Investments LLC.

Please Retain This Supplement for Future Reference